Exhibit 99.1

Stardust Power Strengthens U.S. Lithium Supply Chain with Mandrake Lithium

GREENWICH, Conn. – November 3, 2025 – Stardust Power Inc. (NASDAQ: SDST) (“Stardust Power” or the “Company”) an American developer of battery-grade lithium carbonate, announced today that it has entered into a Letter of Intent (“the Agreement”) with Mandrake Resources Limited to secure 7,500 metric tons per annum of lithium carbonate equivalent (“LCE”) in the form of lithium chloride from Mandrake’s Utah Lithium Project (“Utah” project). The lithium chloride will feed directly into Stardust Power’s processing facility in Muskogee, Oklahoma, providing a reliable, U.S. sourced supply as the Company advances toward its Final Investment Decision and the start of major construction.

“We see strong strategic alignment between Mandrake’s Utah Lithium Project and our vision for a fully integrated American lithium supply chain. The project is a well-positioned U.S. brine asset with a clear path to development, offering scale, access to existing infrastructure, and a large brine resource that could be advanced efficiently with limited capital intensity. Utah’s regulatory stability and federal support for domestic critical minerals development make it one of the most compelling jurisdictions for lithium growth,” said Pablo Cortegoso, Chief Technical Officer and Co-Founder of Stardust Power.

The Utah project benefits from proximity to key transport routes and established infrastructure, enabling straightforward delivery to the Port of Muskogee, situated in close proximity to the Stardust Power site. The Utah supply deal further validates Stardust Power’s model of a large central refinery strategically located in the center of the country. This geographic advantage provides the ability to source from multiple suppliers from varying jurisdictions. Mandrake’s lithium chloride will complement Stardust Power’s centralized refinery model, designed to efficiently process multiple chloride inputs. This flexibility allows the Company to optimize production, maintain consistent output, and aggregate and integrate additional lithium sources as they come online. By securing a quality, U.S.-sourced feedstock from Mandrake, Stardust Power reinforces its role as a critical hub for domestic lithium supply and strengthens its position with customers and strategic partners.

The Agreement covers a twelve-year term with an optional six-year extension at the Company’s discretion, potentially providing up to 18 years of dependable supply. The agreement is non-binding and is subject to the execution of a definitive purchase agreement. This strategic step enhances Stardust Power’s financing options, reduces development risk, and demonstrates tangible progress toward full-scale operations at the Muskogee, Oklahoma site.

The Mandrake Utah Lithium Project is a large-scale lithium asset located in the northern Paradox Basin, part of the U.S. “lithium four corners” region. The project hosts an Inferred Resource of 3.3 million tonnes of LCE and sits in a region historically known for lithium-rich, hypersaline brines as well as other strategic minerals such as boron, potassium, and magnesium. The site benefits from proximity to established mineral operations and infrastructure, with shallow and deep aquifers suitable for brine extraction, and access to re-enterable oil and gas wells for sampling and test work.

“We look forward to working with Stardust Power to deliver lithium chloride from our Utah project,” said James Allchurch, Managing Director, Mandrake Resources Limited. “This agreement highlights the strategic fit of our location, leveraging established infrastructure and transport links, and strengthens the domestic lithium supply chain by ensuring a reliable, long-term partnership in producing battery-grade materials.”

Stardust Power continues to advance permitting and site preparation activities, positioning the Company to deliver battery-grade lithium carbonate efficiently and at scale, in support of the growing North American electric vehicle and energy storage markets.

About Stardust Power Inc.

Stardust Power is a developer battery-grade lithium carbonate designed to bolster America’s energy security through resilient supply chains. The Company is building a strategically located lithium refinery in Muskogee, Oklahoma, with the capacity to produce up to 50,000 metric tons of battery-grade lithium carbonate annually. Committed to sustainability at every stage, Stardust Power trades on Nasdaq under the ticker “SDST.”

For more information, visit www.stardust-power.com

About the Mandrake Lithium

Mandrake is an ASX listed explorer, focused on advancing its large-scale lithium project in the prolific ‘lithium four corners’ Paradox Basin in south-eastern Utah, USA. The Company’s 100%-owned tenure position exceeds 93,000 acres (~379km2) and incorporates a large-scale maiden Inferred Resource estimate of 3.3Mt Lithium Carbonate Equivalent (LCE), establishing the Utah Lithium Project as a top tier US-domiciled lithium brine asset. Positioned within Utah’s pro-mining jurisdiction, the project benefits from a favorable regulatory environment that supports mining activities. The project has access to Tier 1 infrastructure, including power and water resources. Furthermore, the project aligns with the proactive efforts of the US government and industry to promote domestic exploration and production of strategic and critical materials.

Stardust Power Contacts

For Investors:

Johanna Gonzalez

investor.relations@stardust-power.com

For Media:

Michael Thompson

media@stardust-power.com

Cautionary Note Regarding Forward-Looking Statements

The foregoing material may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation statements regarding the Company’s product development and business prospects. These statements may include, without limitation, statements regarding management’s expectations about future business strategies, financial performance, operating results, growth opportunities, market developments, competitive position, regulatory outlook, our perception of historical trends and current conditions, as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “model,” “outlook,” “plan,” “predict,” “project,” “seek,” “target,” “will,” “could,” “should,” or similar expressions.

Forward-looking statements are not guarantees of future performance. They are based on current expectations, estimates, forecasts, and assumptions that involve significant risks and uncertainties, many of which are beyond the Company’s control and are difficult to predict. Actual results may differ materially from those expressed or implied by such forward-looking statements as a result of various factors, including but not limited to: macroeconomic conditions; inflationary pressures; changes in interest rates; supply chain disruptions; evolving consumer demand; competitive and technological developments; regulatory or legal changes; litigation exposure; cybersecurity threats; and fluctuations in foreign exchange rates. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Readers are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this press release. Except as required by law, the Company assumes no obligation and expressly disclaims any duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, even if subsequent events cause expectations to change.

You should consult our filings with the U.S. Securities and Exchange Commission (SEC), including the “Risk Factors” section of its most recent Annual Report on Form 10-K and subsequent filings on Form 10-Q, for additional detail about the factors that could affect our financial and other results.